Note 2. Going Concern	12 Months Ended
Dec. 31, 2012
Liquidity Disclosure [Abstract] (Deprecated 2009-01-31)
Note 2. Going Concern

2. GOING CONCERN

The Company's financial statements are presented on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business.  The Company has experienced losses from operations that raise substantial doubt as to its ability to continue as a going concern.

The Company's existence is dependent upon management's ability to develop profitable operations and resolve its liquidity problems. Management anticipates the Company will attain profitable status and improve its liquidity through continued business development and additional equity investment in the Company.  The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

As described in Note 13, subsequent to year end the Company finalized a share exchange agreement with Simplepons, Inc., a Delaware, USA Corporation. As a result of the Share Exchange, the Company is now a wholly-owned subsidiary of Simplepons, Inc. This transaction will be accounted for as reverse merger. Management believes that actions presently being taken to obtain additional funding and implement its new strategic business plan, provide for the opportunity for the Company to continue as a going concern.